UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)    JUNE 14, 2005

                                   LAZARD LTD
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            (Exact Name of Registrant as Specified in Its Charter)


                                     BERMUDA
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                (State or Other Jurisdiction of Incorporation)

             001-32492                        98-0437848
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     (Commission File Number)      (IRS Employer Identification No.)

CLARENDON HOUSE, 2 CHURCH STREET, HAMILTON, BERMUDA     HM 11
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(Address of Principal Executive Offices)             (Zip Code)

                                  441-295-1422
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             (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On June 15, 2005, Lazard Ltd issued a press release announcing financial results for its fiscal first quarter ended March 31, 2005. A copy of Lazard Ltd's press release containing this information is being furnished as Exhibit
99.1 to this Report on Form 8-K and is incorporated herein by reference.

      The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Lazard Ltd under the Securities Act of 1933 or the Exchange Act.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On June 14, 2005, the Board of Directors of Lazard Ltd (the "Board") elected Steven J. Heyer to the Board. Mr. Heyer has been appointed as Chairman of the Compensation Committee of the Board. A copy of Lazard Ltd's press release announcing this information is being furnished as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

The following exhibits are filed as part of this Report on Form 8-K:

     99.1  Press Release issued on June 15, 2005.

     99.2  Press Release issued on June 15, 2005.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 15, 2005

                                   LAZARD LTD



                                   By:/s/ Scott D. Hoffman
                                      --------------------------
                                      Name:  Scott D. Hoffman
                                      Title: Managing Director and General
                                             Counsel


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                                  EXHIBIT INDEX


99.1 Press Release issued on June 15, 2005.
99.2 Press Release issued on June 15, 2005.